UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report - September 19, 2019

(Date of earliest event reported)

ALLEGION PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35971	98-1108930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block D

Iveagh Court

Harcourt Road

Dublin 2, Ireland

(Address of principal executive offices, including zip code)

(353)(1) 2546200

(Registrant’s phone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	ALLE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 27, 2019, Allegion plc (“Allegion”), issued $400,000,000 aggregate principal amount of its 3.500% Senior Notes due 2029 (the “Notes”) pursuant to an indenture, dated as of October 2, 2017 (the “Base Indenture”), as supplemented by the Third Supplemental Indenture, dated as of September 27, 2019 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each among Allegion, as issuer, Allegion US Holding Company Inc., as guarantor (the “Guarantor”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”). Allegion intends to use all of the net proceeds of the offering to repay a portion of the borrowings under its Term Loan Facility and to pay some or all of the fees and expenses related thereto.

The Notes and the related guarantee have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Allegion’s and the Guarantor’s shelf registration statement on Form S-3 (File No. 333-225019-01) filed on May 18, 2018 with the Securities and Exchange Commission under the Securities Act.

The Notes are senior unsecured obligations of Allegion and rank equally with all of Allegion’s existing and future senior unsecured indebtedness. The guarantee of the Notes is the senior unsecured obligation of the Guarantor and ranks equally with all of the Guarantor’s existing and future senior unsecured indebtedness. The Notes and the related guarantee will be effectively subordinated to all of Allegion’s and the Guarantor’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness. The Notes are structurally subordinated to all of the existing and future liabilities of Allegion’s subsidiaries that do not guarantee the Notes.

Allegion will pay interest on the Notes semi-annually on April 1 and October 1, beginning April 1, 2020, to holders of record on the preceding March 15 and September 15, as the case may be. Interest will be calculated on the basis of a 360-day year of twelve 30-day months. The Notes will mature on October 1, 2029. At any time prior to July 1, 2029 (the date that is three months prior to the maturity date of the Notes), Allegion may redeem the Notes in whole or in part at any time and from time to time at a “make whole” redemption price. At any time on and after July 1, 2029 (the date that is three months prior to the maturity date of the Notes), Allegion may redeem the Notes, in whole or in part, at par plus accrued interest to, but not including, the redemption date.

In the event of a change of control repurchase event (as defined in the Indenture), Allegion will be required to make an offer to purchase the Notes at a purchase price equal to 101% of the principal amount of such Notes, plus accrued interest to, but not including, the purchase date.

The Indenture contains certain covenants that, among other things, limit the ability of us or our subsidiaries to (i) create or incur certain liens, (ii) enter into certain sale-leaseback transactions and (iii) enter into certain mergers, consolidations and transfers of substantially all of our assets. These covenants are subject to important qualifications and exceptions contained in the Indenture.

Except as required by law, Allegion will make payments on the Notes free of withholding or deduction for taxes or other governmental charges. If such a withholding or deduction is required by Allegion, Allegion will, subject to certain exceptions, be required to pay additional amounts so that the net amounts holders of the Notes receive will equal the amount holders of the Notes would have received if withholding or deduction had not been imposed. If, as a result of a change in law, Allegion is required to pay such additional amounts, Allegion may redeem the Notes in whole but not in part at 100% of their principal amount, plus accrued and unpaid interest, if any, and additional amounts, if any, to the redemption date.

Copies of the Base Indenture, the Third Supplemental Indenture and the form of Note are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated by reference as though fully set forth herein. The foregoing descriptions of the Base Indenture, the Third Supplemental Indenture and the form of Note are summaries only and are qualified in their entirety by the complete text of such documents attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The disclosures set forth in Item 1.01 pertaining to the Notes are incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On September 19, 2019, the Company and the Guarantor entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the underwriters named therein. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. A copy of the opinion of Simpson Thacher & Bartlett LLP, U.S. counsel to Allegion and the Guarantor, relating to the validity of the Notes is attached as Exhibit 5.1 hereto. A copy of the opinion of Arthur Cox, Irish counsel to Allegion, relating to the validity of the Notes is attached as Exhibit 5.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of September 19, 2019, among Allegion plc, Allegion US Holding Company Inc. and BofA Securities, Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

4.1

Indenture, dated as of October 2, 2017, among Allegion US Holding Company Inc., Allegion plc and Wells Fargo Bank, National Association (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (File No. 001-35971) filed with the SEC on October 2, 2017).

4.2	Third Supplemental Indenture, dated as of September 27, 2019, among Allegion plc, Allegion US Holding Company Inc. and Wells Fargo Bank, National Association.

4.3	Form of Global Note representing the 3.500% Senior Notes due 2029 (included in Exhibit 4.2).

5.1	Opinion of Simpson Thacher & Bartlett LLP.

5.2	Opinion of Arthur Cox, Solicitors.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).

23.2	Consent of Arthur Cox, Solicitors (included in Exhibit 5.2).

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PLC
(Registrant)

Date: September 27, 2019	/s/ Patrick S. Shannon
Patrick S. Shannon Senior Vice President and Chief Financial Officer